RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Details) (Designated as a net investment hedge) In Millions, unless otherwise specified	Dec. 31, 2014 CAD	Dec. 31, 2013 CAD	Dec. 31, 2014 US$ denominated USD ($)	Dec. 31, 2013 US$ denominated USD ($)
Risk management and financial instruments
Debt carrying value	17,000	14,200	$ 14,700	$ 13,400
Debt fair value	19,000	16,000	$ 16,400	$ 15,000